UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On April 30, 2025, a subsidiary of Delaware River Partners LLC (“Repauno”), a subsidiary of FTAI Infrastructure Inc. (“FIP”), and the New Jersey Economic Development Authority (the “Authority”), intend to commence imminently the offering of Series 2025 Bonds in an aggregate principal amount of approximately $300,000,000 (the “Series 2025 Bonds”). This amount is preliminary and is subject to change.

Repauno intends to use the net proceeds from this offering to (a) finance the costs of a project (the “Project”) consisting of the expansion, renovation, construction and/or equipping of certain dock and dock-related facilities at the Repauno Port & Rail Terminal, a storage and transloading terminal located on the Delaware River in Gibbstown, Gloucester County, New Jersey (the “Repauno Terminal”), including (i) two new loading arms and related facilities at the Repauno Terminal dock; (ii) a functionally related new above-ground cryogenic tank for storing bulk liquid products at very low temperatures, together with associated product chilling facilities; (iii) new piping and related facilities connecting the cryogenic tank facilities to the new liquids dock facilities, and enabling the new system to be connected with other Repauno Terminal facilities; and (iv) facilities ancillary to the foregoing (collectively, the “Series 2025 Facilities”); (b) pay certain costs incurred in connection with the issuance of the Series 2025 Bonds; (c) fund a deposit into a debt service reserve fund securing the payment of principal and interest on the Series 2025 Bonds; (d) fund a deposit into an interest reserve fund to pay interest during the construction of the Series 2025 Facilities; and (e) fund a deposit into a ramp-up/operating reserve account to be used for for Project costs, or for operating expenses in connection with the anticipated ramp-up of operations of the Series 2025 Facilities and with facilities functionally-related and subordinate to the Series 2025 Facilities.

FIP has directly or indirectly invested over $332 million in Repauno to-date.

As previously announced on April 15, 2025, after completion of its Phase 2 expansion, Repauno is targeting annual revenues of up to $130 million and Adjusted EBITDA of up to $100 million. These targets assume Repauno is able to increase its throughput to 96,000 bbls/day at a rate of approximately $3.70 per bbl handling and storage fee and incur annual operating expenses of approximately $30 million.

Repauno is currently under contract or letter of intent for approximately 79,500 bbls/day of throughput at a rate of approximately $3.53 per bbl.

There can be no assurance that Repauno will be able to meet these targets, and actual results may vary materially. Please see “Cautionary Language Regarding Forward-Looking Statements” below.

The Series 2025 Bonds are being offered only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (the “Securities Act”) or institutional “accredited investors” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act. The offering will be made only by means of a limited offering memorandum and related supplements thereto.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01 does not constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, the Series 2025 Bonds or any other security, nor shall there be any purchase or sale of these securities in any state or other jurisdiction in which such an offer, solicitation or purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Repauno is not providing forward looking guidance for U.S. GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, development and construction progress and timing with respect to current and future projects, potential cost overruns, interest expense, and revenues related to projects under development and/or construction. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about FIP’s and Repauno’s plans, objectives, expectations and intentions; the expected financial condition, results of operations and business of Repauno; and anticipated timing of the offering, the terms and conditions of the proposed offering. Risks and uncertainties include, among other things, risks related to the launch of the proposed offering and the satisfaction of the conditions of the closing of the proposed offering in the anticipated timeframe or at all; risks related to Repauno’s ability to realize the anticipated benefits of the projects to be financed by the proposed offering; risks related to Repauno’s ability to meet its obligations under the definitive documents for the proposed offering, including scheduled principal and interest payments on the Series 2025 Bonds; future commodity prices, exchange and interest rates; the cost of LPG products, changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 30, 2025
FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President